SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2009

OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 4000, Ft. Lauderdale, FL	33331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On September 30, 2009, pursuant to a Securities Purchase Agreement (“Agreement”) of that date, we sold (“Offering”), an aggregate of $1,300,000 principal amount 12% Secured Convertible Debentures (“Debentures”) and common stock purchase warrants (“Warrants”) to purchase an aggregate of 5,200,000 shares of our common stock to four accredited investors in a private transaction exempt from registration under the Securities Act of 1933 in reliance on the exemptions provided by Section 4(2) and Rule 506 of Regulation D of that act. As part of this Offering, an aggregate of $1,000,000 principal amount of previously issued debentures, and accrued interest thereon, held by our chief executive officer Cornelis F. Wit, converted into this Offering. We intend to use the balance of the proceeds for general working capital.

The Debentures, which bear interest at 12% per annum, are due March 30, 2011. The Debentures are convertible at any time at the option of the holder into shares of our common stock based upon a conversion rate of $0.25 per share, subject to adjustment as provided in the transaction documents. Interest is convertible as provided in the Debentures. The Warrants, which have a cashless exercise provision, are exercisable until approximately four years after the closing at an exercise price of $0.25 per share. The number of shares covered by the Warrants and the Warrant exercise price are subject to adjustment as provided in the transaction documents.

We granted the holders a security interest in all of our assets to secure performance of our obligations under the debentures and the other transaction agreements.

As part of the transaction, all of our officers, directors and other affiliates agreed to extend the maturity dates of all debt securities held by them in the aggregate amount of $6,900,000 beyond the maturity date of the Debentures and agreed to waive for this Offering the anti dilution rights contained in such debt securities and warrants received in such debt securities offerings.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 30, 2009 by and between OmniComm Systems, Inc. and each individual or entity named on an executed counterpart of the signature page thereto

10.2	Form of Debenture dated September 30, 2009

10.3	Form of Warrant dated September 30, 2009

10.4	Security Interest Agreement dated September 30, 2009 by and between OmniComm Systems, Inc., Gulf Pointe Capital, LLC as collateral agent, and each individual or entity named on an executed counterpart of the signature page thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

October 5, 2009	By:	/s/ Ronald T. Linares
Ronald T. Linares
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 30, 2009 by and between OmniComm Systems, Inc. and each individual or entity named on an executed counterpart of the signature page thereto

10.2	Form of Debenture dated September 30, 2009

10.3	Form of Warrant dated September 30, 2009

10.4	Security Interest Agreement dated September 30, 2009 by and between OmniComm Systems, Inc., Gulf Pointe Capital, LLC as collateral agent, and each individual or entity named on an executed counterpart of the signature page thereto

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